UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 20, 2021

Bandwidth Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38285	56-2242657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Main Campus Drive Raleigh, NC	27606
(Address of principal executive offices)	(Zip Code)

(800) 808-5150

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	BAND	NASDAQ Global Select Market

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 20, 2021, Bandwidth Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Meeting”). The Company’s stockholders voted on three proposals at the Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 6, 2021. Holders of the Company’s Class A common stock were entitled to one vote for each share held as of the close of business on March 24, 2021 (the “Record Date”) and holders of the Company’s Class B common stock were entitled to ten votes for each share held as of the close of business on the Record Date. The Class A common stock and Class B common stock voted as a single class on all matters. Present at the Meeting in person or by proxy were holders of 22,862,901 shares of Class A common stock and 2,215,169 shares of Class B common stock, together representing a total of 42,279,492.9 votes, or 93.92% of the eligible votes as of the Record Date, and constituting a quorum. The results with respect to each proposal are set forth below:

Proposal 1 — Election of Directors.

The stockholders elected the persons named below as Class I directors to serve until the 2024 annual meeting of stockholders and until their successors are duly elected and qualified. The results of such vote were:

Nominee	For	Withheld/Abstain	Broker Non-Votes
Brian D. Bailey	28,773,462.01	11,077,552.89	2,428,478
Lukas M. Roush	32,796,632.55	7,054.382.35	2,428,478

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm.

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The results of such vote were:

For	Against	Withheld/Abstain
42,133,170.43	142,060.22	4,262.25

Proposal 3 – Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers.

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The results of such vote were:

For	Against	Withheld/Abstain	Broker Non-Votes
36,408,143.05	3,358,357.10	84,514.74	2,428,478

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANDWIDTH INC.

Date: May 24, 2021	By:	/s/ Jeffrey A. Hoffman
	Name:	Jeffrey A. Hoffman
	Title:	Chief Financial Officer